AsepticSure™

Research and Development Update

Medizone International

Annual General Meeting

August 26th, 2009

AsepticSure™
Introduction

- Today in America a person dies every 5 minutes from largely preventable hospital acquired infections (HAIs). This silent epidemic kills an estimated 100,000 Americans every year. (CDC)

AsepticSure™
Research & Development Update

Table of Contents

Problem Definition

AsepticSure™
Problem Definition

The Silent Epidemic



MRSA – Scanning EM

- MRSA is only one of five highly lethal bacteria which is ubiquitous within healthcare and associated facilities worldwide.
- Such infections are of growing concern to the public and healthcare workers alike
- “Deadly infections (such as these) are on the rise, spreading quickly and standard antibiotics can’t stop them”

  - Health Sciences Institute 2009

AsepticSure™
Problem Definition

- According to the CDC, approximately 99,000 Americans develop invasive MRSA infections every year, and about 19,000 of them die...the death rate is approximately 20%
- A more virulent strain of community-acquired MRSA appears to have a 50% mortality rate, but is not confined to hospitals. Schools, playgrounds, gyms and other public facilities are now at risk.
- **With bacteria becoming increasingly resistant to antibiotics, options for an effective solution are limited**.

AsepticSure™
Problem Definition

HAIs can have devastating consequences...



MRSA – Sternal Wound Infection



MRSA – Brain Abscess

AsepticSure™
Problem Definition

Magnitude of Human Suffering

- The American Academy of Orthopaedic Surgeons identifies MRSA as the single biggest concern for surgical procedures and suggests that it is a **silent epidemic** (2007)
- The major causative agents (bacteria) for hospital-based infections are:
    - **Clostridium difficile (C difficile);**
    - **E coli;**
    - **Pseudomonas aeruginousa;**
    - **Methicillin-resistant Staphylococcus aureus (MRSA); and,**
    - **Vancomycin-resistant Enterococcus (VRE).**

AsepticSure™
Problem Definition

Magnitude of Human Suffering



400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1993
1995
1997
1999
2001
2003
2005

- CDC (2007)

The number of annual hospital admissions with MRSA infections has been growing rapidly since the early 90's

AsepticSure™
Problem Definition

Magnitude of Human Suffering

- Estimated number of Hospital Acquired Infections by site of infection:

Major Site of Infection	Estimated Number of Infections
All Hospital Associated Infections (HAIs)	*1,737,125*
Surgical Site Infection (SSI)	*290,485*
Central Line Associated Bloodstream Infections (CLABSI)	*92,011*
Ventilator Associated Pneumonia (VAP)	*52,543*
Catheter Associated Urinary Tract Infection	*449,334*
Clostridium difficile-associated disease	*178,000*

- CDC (2009)

AsepticSure™
Problem Definition

Magnitude of Human Suffering

- Estimated number of deaths is approximately **99,000 annually** in the US. (CDC 2007)
- Number of deaths worldwide is not known, but estimated to be **2-3 orders of magnitude** higher.
- Estimated deaths in Canada from HAIs is 12,000 annually, (2007) with a mortality rate of **28-40/100,000 - Comparatively,** the mortality rate for breast cancer is 13.8/100,000, 23.6/100,000 for colorectal cancer, and 51.1/100,000 for lung cancer. (US rates comparable) ***
- The editorial in the journal *Science*, (July 2008) noted that the number of deaths in 2006 ***"exceeded the US death toll attributed to HIV/AIDS in the same year."***

AsepticSure™
Problem Definition

Financial Burden

- CDC (2009) estimates the financial burden of hospital acquired infections (HAIs) to be from **$28.4 Billion** (low) to **$45.0 Billion** (high) per year.
- The average attributable patient cost is **$25,072** (in 2005 dollars)
- Range of estimated direct medical costs:

	Range of Estimates (billions)	20% of infections preventable (billions)	50% of infections preventable (billions)	70% of infections preventable (billions)
2007 CPI-U	*$28.4 – $33.8*	*$5.7 - $6.8*	*$14.2 - $16.9*	*$19.9 - $23.7*
2007 CPI Hospital Inpatient Services	*$35.7 - $45.0*	*$7.1 - $9.0*	*$17.9 - $22.5*	*$25.0 – $31.5*

- CDC (2009)

AsepticSure™
Problem Definition

Shifting Financial Burden

- **As of Oct. 1, 2009**, Medicare has **stopped paying** hospitals for treatment of the following conditions if they are not present on admission:
  - Catheter-associated urinary tract infections
  - Pressure ulcers (decubitus ulcers)
  - Vascular catheter-associated infections
  - Mediastinitis after coronary artery bypass graft surgery
  - Fractures, dislocations, or other hospital-acquired injuries
  - Objects left in during surgery
  - Air embolisms
  - Blood incompatibilities
- **Medicare has indicated its intent to add to this list in future regulations.**

AsepticSure™
Problem Definition

New Legislation

Congressional Legislation (111th) Concerning HAIs

H.R. 3104

Bill Status: Introduced 6/26/09; referred to House Energy and Commerce Committee

Purpose: **Requires public reporting of health care-associated infections data by hospitals and ambulatory surgical centers. "The Health Hospitals Act of 2009."**

H.R. 3200; Markup of HR 3200

Bill Status: House Energy and Commerce Committee 7/17/09

Purpose: **America's Affordable Health Choices Act of 2009, includes reporting of hospital-acquired infections. Specifically: Reporting section begins on Page 654; Extend the Medicare no pay for HAI to Medicaid (division B); Create new best practices for HAIs under the new Center for Quality Improvement (division C); Require ambulatory surgical centers to report quality data, including HAIs (see the hep c incidents) (division b)**

AsepticSure™
Problem Definition

The Affects of New Legislation

- These infections are now reportable in 18 of the US states, and will soon be reportable on a **mandatory basis** across the US; in all likelihood, incidence statistics will **increase** dramatically as hospitals are obliged to report their admissions and readmissions for such infections.

AsepticSure™
Problem Definition

A Clinical and Public Health Imperative

- Hospitals, long-term care facilities and home care providers **must invest** in new resources to prevent infections in the patients they serve.
- Infection control strategies have been developed, but with varying degrees of success in implementation.

Remedial Actions

AsepticSure™
Remedial Actions

Current Cleaning Procedures are Not Working

- CDC (2007) reported that major public health initiatives to control these infections have had only **marginal success**
- ***Chlorinated solutions*** with or without ammonia have demonstrated **limited success**, and cannot be used on electronic devices.,
- ***Vaporized Hydrogen Peroxide (VHP)*** is highly effective when applied to smooth surfaces, but has **little or no efficacy** on porous/semi-porous materials and fabrics. VHP is **exceedingly damaging** to electronic devices.
- The *Journal of Hospital Infections*, recently reported (2007) that although somewhat effective against MSRA in a hospital, VHP is **far less effective** in field settings, particularly when treating fabrics.

AsepticSure™
Remedial Actions

Infection Control Strategies (con't)

The overall impact of infection control strategies on HAIs has been **minimal** to date, **yet the answer still lies in prevention**.

AsepticSure™

Research and Development Update

A Role for Ozone

AsepticSure™
A Role for Ozone

- **Ozone** has a **long, successful history** of use as a potent anti-bacterial, anti-fungal and anti-viral agent
- **Ozone** was first used as a **disinfectant** in 1881 by Dr. Kellog
- In 1893 **Ozone** was used in the Netherlands for **water purification**
- Presently, in excess of **3,000 municipalities** around the world use **Ozone** for water purification

AsepticSure™
A Role for Ozone

- Research conducted in New York City has also demonstrated that Ozone **is effective** against Legionella Bacteria, as well as pseudomonas populations in those water purification plants
- Ohio State University (2001) demonstrated a **4 log difference** in sporicidal action of Ozone vs. Vaporized Hydrogen Peroxide (6.1 log reduction for Ozone vs. 1.6 log reduction for VHP)
- Microsearch Laboratories has demonstrated (2007) that Ozone is **3,200 times more effective** than chlorine

Ozone is a prime candidate for use as a sterilization agent in medical facilities

AsepticSure™

Research and Development Update

The Science Behind AsepticSure

AsepticSure™
The Science Behind AsepticSure

Development Team

Name	Role
Dr. Michael Shannon, MD, MA, MSc	Director, Medical Affairs, Medizone International President and Chair, Canadian Foundation for Global Health
Dr. Dick Zoutman, MD, FRCPC	Medical Microbiologist and Infectious Disease Specialist and Senior Scientific Consultant, Medizone International
Dr. Gunter Moldzio, PhD	President and CEO of Biozone International Engineer for AsepticSure
Mr. Bernard Lim, C.Eng	President, JTL Global Ventures Senior Product Development Advisor
Dr. David Barnes, MD	CEO of Biotheragene Clinical Research Consultants Senior Regulatory Advisor, Medizone International
Mr. Robert Hirons,	President Cottspat Corporation Intellectual Property Law and International Patent Agent
Mr. Brad Goble, MBA	President and CEO, TDV Global Senior Advisor, Business Development & International Affairs
Mr. Brady Allin, BBA	Director of Business Development, TDV Global Senior Business Analyst

AsepticSure™
The Science Behind AsepticSure

Recent Findings

Control



Now you see them....

O3 Treatment



Now you don`t....

AsepticSure™

The Science Behind AsepticSure™

Recent Findings

Pathogen	Bacterial Reduction	O3 Concentration and Time
E coli	**5 log reduction** **99.999%**	Confidential
MRSA	**4.88 log reduction** **99.998%**	
VRE	**4.5 log reduction** **99.995%**	
C difficile	**4 log reduction** **99.99%**	
Pseudomonas	**4.2 log reduction** **99.992%**	

AsepticSure™
The Science Behind AsepticSure

Ozone Decontamination Test Facility



System Specifications

AsepticSure™
System Specifications

Engineering Specifications for the Commercial System

- **Room size:** 2500 cubic feet
- **Charging time:** 15 minutes
- **Maximum Treatment Time:** 90 minutes
- **Ozone Destruct Time:** 20 minutes
- **Weight:** Transportable
- **Quality Assurance:** Field hardened with built-in monitoring & diagnostics

Regulation and Licensing

AsepticSure™
Regulation and Licensing

Assessment of critical or rate limiting regulatory issues (EPA and FDA)

- Opinion 1: **Medizone ozone-based technology will be assessed by the EPA.** It may be considered a pesticide used for decontamination (as would be the case in anti-terrorism applications). Submission of safety and effectiveness data may be required. The precedent technology is vaporized hydrogen peroxide. The EPA may be most interested in bactericidal and sporicidal activity and ozone destruction and residual ozone levels. According to Medizone's data, residual ozone levels achieved are <0.02 ppm. Therefore no EPA-related regulatory issues are anticipated.

AsepticSure™
Regulation and Licensing

Assessment of critical or rate limiting regulatory issues (EPA and FDA) (con't)

- Opinion 2: **Medizone ozone-based technology will be considered a Class I medical device by the FDA (Code LRJ, Class I Disinfectant, Medical Devices; covered under 880.6890 General Purpose Disinfectants).** This is the lowest and safest medical device class. According to FDA 21 CFR Parts 862-892 the technology is exempted from pre-market authorisation, so FDA approval need only be sought when the technology is mature, validated and market ready. The standard FDA Class I device marketing application will apply. No FDA-related regulatory issues are anticipated.

Developmental Milestones

AsepticSure™
Developmental Milestones

Developmental Lifecycle

Activity	Equipment	Purpose	Timeline	Location
Laboratory Testing	See slide	Validate/Develop treatment protocols	2009-10	Queens University
Room Scale Testing	Upscale of laboratory equipment to transportable Room Scale Unit	Validate basic protocols to 4 logs bacterial kill	Q4 2009	Queens University / Hospital
Field Beta Testing	Field Beta Unit AsepticSure™	Reproduce findings of room scale testing – systems validation	Q1 2010	Hospital - TBD
Premarket adoption trial	Commercial Model AsepticSure™	Validate protocols against HAI incidence measures	Q1-Q4 2010	Multiple Hospitals (US & Canada) TBD

AsepticSure™

Research and Development Update

Business Case

AsepticSure™
Business Case

A business case for Medizone to pursue the development of an ozone-based technology for hospital sterilization...

- **A compelling argument; a public health imperative.**

AsepticSure™
Business Case

Value Proposition

- **Assumptions:**
- All US hospitals have similair capabilities (surgery, ICU, ER)
- For these purposes all US hospitals will be considered similar in size
- For these purposes, the business model assumed equipment sales and training rather than a service delivery model
- The gross average selling price (notional) is $50,000 USD per unit.
- Decontamination Protocols are based on pre-market outcome trials yeilding a minimum of 20% reduction in HAI incidence.

AsepticSure™
Business Case

Value Proposition

- The number of registered hospitals in the US is **5,756** (2006)
- Assuming 3 AsepticSure units per hospital at a notional cost of $150,000 + $20,000 for related training, the cost for full US coverage would be approximately **$978.5 million**
- Current research results indicate a **4-5 log (99.99-99.999%) reduction** in bacterial load

AsepticSure™
Business Case

Value Proposition

- If a hospital is properly decontaminated the reduction in infection rates is expected to be **significant** (20-30% is a modest estimate, but will be validated)
- CDC estimates a **$6.8 Billion savings** to the US system with a 20% reduction in infections
- Therefore, a $978 million dollar investment could yield a $6.8 Billion savings (cost avoidance) per year

Conclusion:

For every dollar invested in AsepticSure™ one can anticipate a **$6-7 dollar savings** in hospital costs associated with HAIs.

AsepticSure™

Research and Development Update

Emerging Applications

AsepticSure™
Emerging Applications - Global

- Expand beyond immediate hospital applications to include:
  - *Mobile hospital facilities*
  - *Chronic Care Facilities*
  - *Essential Public Infrastructure (Educational, transport, communications facilities etc.)*
  - *Public Arenas*
- Bioterrorism Countermeasures
- Industry applications such as building and house renovations, food preparation facilities, agricultural applications, kennels
- Possible scaled down version for household use

AsepticSure™

Conclusion

Hospital Acquired Infections

The magnitude of the problem is immense. The solution clearly lies in prevention. **AsepticSure™ will play a key role.**